Exhibit 99.7
                Computational Materials and/or ABS Term Sheets

                             ABS New Transaction
                            Computational Materials
                                $1,694,050,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-6





                        [logo omitted] Countrywide (SM)
                                  HOME LOANS
                          Seller and Master Servicer

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------



       Term Sheet Date:                                         June 10, 2005

                         $1,694,050,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2005-6

                                                                                    Last Scheduled
                 Principal        WAL         Payment Window      Expected Ratings   Distribution          Certificate
  Class (1)     Balance (2)     Call/Mat (3) (Mos) Call/Mat (3)   (S&P/Moody's) (7)    Date                  Type
 ----------     -----------     --------    ------------------    ----------------- ------------ -------------------------------
1-A-1(4)       $470,428,000    2.01 / 2.18   1 - 75 / 1 - 171           AAA/Aaa       Oct 2035         Floating Rate Senior
1-A-2(4)       $117,607,000    2.01 / 2.18   1 - 75 / 1 - 171           AAA/Aaa       Oct 2035     Floating Rate Senior Support
2-A-1(5)       $370,189,000    0.77 / 0.77    1 - 19 / 1 - 19           AAA/Aaa       May 2026         Floating Rate Senior
2-A-2(5)       $321,498,000    2.51 / 2.51   19 - 66 / 19 - 66          AAA/Aaa       Mar 2034         Floating Rate Senior
2-A-3(5)       $67,528,000     6.14 / 8.03  66 - 75 / 66 - 171          AAA/Aaa       Oct 2035         Floating Rate Senior
M-1(6)         $88,400,000     4.81 / 5.28  47 - 75 / 47 - 147         [AA+/Aa1]      Sep 2035        Floating Rate Mezzanine
M-2(6)         $61,200,000     4.56 / 5.01  43 - 75 / 43 - 139          [AA/Aa2]      Aug 2035        Floating Rate Mezzanine
M-3(6)         $36,550,000     4.46 / 4.90  42 - 75 / 42 - 132         [AA-/Aa3]      Aug 2035        Floating Rate Mezzanine
M-4(6)         $32,300,000     4.40 / 4.82  40 - 75 / 40 - 127          [A+/A1]       Jul 2035        Floating Rate Mezzanine
M-5(6)         $29,750,000     4.36 / 4.76  39 - 75 / 39 - 122           [A/A2]       Jul 2035        Floating Rate Mezzanine
M-6(6)         $28,050,000     4.33 / 4.70  39 - 75 / 39 - 116          [A-/A3]       Jun 2035        Floating Rate Mezzanine
M-7(6)         $24,650,000     4.31 / 4.64  38 - 75 / 38 - 109        [BBB+/Baa1]     May 2035        Floating Rate Mezzanine
M-8(6)         $23,800,000     4.30 / 4.57  38 - 75 / 38 - 102         [BBB/Baa2]     Apr 2035        Floating Rate Mezzanine
B6)            $22,100,000     4.28 / 4.44   37 - 75 / 37 - 93        [BBB-/Baa3]     Feb 2035       Floating Rate Subordinate
-------------=================--------------------------------------------------------------------------------------------------
  Total:       $1,694,050,000
________________________________________________________________________________________________________________________________

(1) The margins on the Senior Certificates will double and the respective margins on the Subordinate Certificates will be equal to 1.5x the related original margin after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) The Class 1-A-1 and Class 1-A-2 Certificates (collectively the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(5) The Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(6) The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Group 1 and Group 2 Mortgage Loans.
(7) Rating Agency Contacts: Tara Moayed, Standard & Poors, 212.438.1804; [Rachel Peng, Moody's Ratings, 212-553-3831].

Trust:                         Asset-Backed Certificates, Series 2005-6.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Bear Stearns & Co. Inc. (Co- Manager)
                               JP Morgan Securities (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:          The (i) Class 1-A and Class 2-A Certificates
                               (collectively, the "Senior Certificates") and
                               (ii) the Subordinate Certificates. The Senior
                               Certificates and the Subordinate Certificates are collectively referred to herein as the "Offered Certificates."

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the
                               Class C, Class P and Class A-R Certificates.
                               The Offered Certificates and Non-Offered
                               Certificates are collectively referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Offered Certificates
                               will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC, Clearstream,
                               Luxembourg and the Euroclear System.



Statistical Pool
Calculation Date:              Scheduled balances as of [June 1, 2005].



Cut-off Date:                  As to any Mortgage Loan, the later of [June 1,
                               2005] and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         June [13], 2005.

Expected Closing Date:         June [28], 2005.

Expected Settlement Date:      June [28], 2005.

Distribution Date:             The 25th day of each month (or, if not a
                               business day, the next succeeding business
                               day), commencing in July 2005.



Accrued Interest:              The price to be paid by investors for the
                               Offered Certificates will not include accrued interest (i.e., settling flat).



Interest Accrual Period:       The "Interest Accrual Period" for each
                               Distribution Date with respect to the
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                               Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis).



ERISA Eligibility:             The Offered Certificates are expected to be
                               eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.



SMMEA Eligibility:             The Class 1-A, Class 2-A, Class [M-1, Class M-2
                               and Class M-3] Certificates will constitute
                               "mortgage related securities" for the purposes of SMMEA. The remaining Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.



Optional Termination:          The "Clean-up Call" may be exercised once the
                               aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date
                               Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based
                               on the following collateral prepayment
                               assumptions:


                               -----------------------------------------------
                               Adjustable Rate Mortgage Loans
                               -----------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed
                               -----------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------
                               85% CPR per annum in any period for any
                               percentage of PPC.
                               -----------------------------------------------

Mortgage Loans:                The collateral tables included in these
                               Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                               Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool will vary from the characteristics of the Statistical
                               Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $1,099,944,523.53 (the "Mortgage Loans") of which: (i) approximately $482,719,236.47 were conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans") and (ii) approximately $617,225,287.06 were nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans").

Pre-Funded Amount:             A deposit of not more than $[423,512,500] (the
                               "Pre-Funded Amount") will be made to a
                               pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through August [12], 2005 (the "Funding
                               Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the
                               "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date
                               Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding
                               Period, the Final Pool of Mortgage Loans will be comprised of approximately [$742,000,000] of Group 1 Mortgage Loans and approximately
                               [$958,000,000] of Group 2 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable
                               Senior Certificates on the immediately
                               following Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Offered
                               Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each
                               Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate (b) the trustee fee rate and (c) the mortgage insurance premium rate (if any).

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the
                               following (subject to certain exceptions described in the prospectus supplement):

                               ------------------------------------------------
                               1-A            The weighted average Adjusted
                                              Net Mortgage Rate of the Group 1
                                              Mortgage Loans (adjusted to an
                                              effective rate reflecting the
                                              accrual of interest on an
                                              actual/360 basis).
                               ------------------------------------------------
                               2-A            The weighted average Adjusted
                                              Net Mortgage Rate of the Group 2
                                              Mortgage Loans (adjusted to an
                                              effective rate reflecting the
                                              accrual of interest on an
                                              actual/360 basis).
                               ------------------------------------------------
                               Subordinate    The weighted average of the
                                              Adjusted Net Mortgage Rate of
                                              the Group 1 Mortgage Loans and
                                              Group 2 Mortgage Loans, weighted
                                              on the basis of the excess of
                                              the principal balance of the
                                              related Mortgage Loans plus the
                                              amounts in the Pre-Funding
                                              Account over the principal
                                              balance of the related Senior
                               ------------------------------------------------
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------
                                              Certificates (adjusted to an
                                              effective rate reflecting the
                                              accrual of interest on an
                                              actual/360 basis).
                               ------------------------------------------------



Net Rate Carryover:            For any Class of Offered Certificates and any
                               Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net
                               Rate Cap, and (b) the aggregate of any unpaid
                               Net Rate Carryover from previous Distribution
                               Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the related Corridor
                               Contract and any remaining Excess Cashflow as described under the heading "Certificates
                               Priority of Distributions" below.

Corridor Contracts:            The Trust will include payments from three
                               one-month LIBOR corridor contracts for the benefit of the Class 1-A, Class 2-A and Subordinate Certificates (the "Class 1-A
                               Corridor Contract," "Class 2-A Corridor
                               Contract," and "Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                               Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of each Corridor Contract will amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, (b) the
                               Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed instead to the holder of the Class C
                               Certificates and will not be available for payments of Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit
                               enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                    1) Subordination
                                    2) Overcollateralization
                                    3) Excess Cashflow



-------------------------------------------------------------------------------
                                                                   Target
                                                              Subordination at
    Class       S&P/ Moody's   Initial Subordination (1)         Stepdown
-------------------------------------------------------------------------------
     1-A          AAA/Aaa                23.40%                   46.80%
-------------------------------------------------------------------------------
     2-A          AAA/Aaa                23.40%                   46.80%
-------------------------------------------------------------------------------
     M-1         [AA+/Aa1]               18.20%                   36.40%
-------------------------------------------------------------------------------
     M-2          [AA/Aa2]               14.60%                   29.20%
-------------------------------------------------------------------------------
     M-3         [AA-/Aa3]               12.45%                   24.90%
-------------------------------------------------------------------------------
     M-4          [A+/A1]                10.55%                   21.10%
-------------------------------------------------------------------------------
     M-5           [A/A2]                8.80%                    17.60%
-------------------------------------------------------------------------------
     M-6          [A-/A3]                7.15%                    14.30%
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     M-7        [BBB+/Baa1]              5.70%                    11.40%
-------------------------------------------------------------------------------
     M-8         [BBB/Baa2]              4.30%                     8.60%
-------------------------------------------------------------------------------
      B         [BBB-/Baa3]              3.00%                     6.00%
-------------------------------------------------------------------------------





                               (1) Initial Overcollateralization at closing is 0.35%. Does not include any credit for Excess Interest.

Subordination:                 The Subordinate Certificates will be
                               subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate
                               Certificates, each Subordinate Certificate will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class
                               M-3, Class M-4, Class M-5, Class M-6, Class
                               M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any. The
                               Class 1-A-2 Certificates will provide
                               additional credit support to the Class 1-A-1
                               Certificates.

Overcollateralization:         On the Closing Date, the principal balance of
                               the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial
                               Overcollateralization Target (as defined below). Any realized losses on the Mortgage
                               Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage
                               Loans, until the Overcollateralization is restored to the Overcollateralization Target.
                               Upon this event, the acceleration feature will cease, unless the amount of
                               Overcollateralization is reduced below the
                               Overcollateralization Target by realized losses.

Overcollateralization
Target: Prior to the Stepdown Date, 3.00% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount (approximately $[423,512,500])(the
                               "Overcollateralization Target"). The initial amount of Overcollateralization will be approximately 0.35%.

                               On or after the Stepdown Date, the
                               Overcollateralization Target will be equal to 6.00% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the prior Distribution Date.

Excess Cashflow:               "Excess Cashflow" for any Distribution Date
                               will be equal to the available funds remaining after interest and principal distributions as described under "Certificates Priority of
                               Distributions."

Trigger Event:                 A "Trigger Event" will be in effect on a
                               Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:           With respect to the Certificates, a
                               "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [40.00]% of the Senior
                               Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                               Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                               Date.

Cumulative Loss Trigger:       A "Cumulative Loss Trigger" will be in effect
                               on a Distribution Date on or after the Stepdown
                               Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

                               the sum of the principal balance of the
                               Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount, as set forth below:



                                 Period (month)        Percentage
                                 --------------        ----------
                                 37 - 48               [3.25]% with respect to
                                                       July 2008, plus an
                                                       additional 1/12th of
                                                       [1.50]% for each month
                                                       thereafter

                                 49 - 60 [4.75]% with respect to July 2009, plus an additional 1/12th of
                                                       [1.50% for each month
                                                       thereafter

                                 61 - 72 [6.25]% with respect to July 2010, plus an additional 1/12th of
                                                       [0.50]% for each month
                                                       thereafter

                                 73+                   [6.75]%


Group 1 Sequential
Trigger Event:

                               A Group 1 Sequential Trigger Event will be in effect for any Distribution Date (a) before the 37th Distribution Date if the aggregate amount of realized losses on the Group 1 Mortgage Loans divided by the sum of the aggregate stated principal balance of the Group 1 Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the Group 1 Mortgage Loans exceeds [3.25]%, or
                               (b) on or after the 37th Distribution Date if a Trigger Event is in effect.

Stepdown Date:                 The later to occur of:

                                   a.     the Distribution Date in July 2008.

                                   b.     the first Distribution Date on which
                                          the aggregate certificate principal
                                          balance of the Senior Certificates
                                          is less than or equal to 53.20% of
                                          the aggregate principal balance of
                                          the Mortgage Loans for such
                                          Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not
                               covered by Excess Interest or
                               Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4,
                               Class M-3, Class M-2 and Class M-1
                               Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero. If the aggregate certificate principal balance of the Subordinate Certificates is reduced to zero, any additional realized losses on the Group 1
                               Mortgage Loans will be allocated to the Class
                               1-A-2 Certificates until the certificate principal balance of that class is reduced to zero

Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be
                               distributed in the following order of priority:

                               1)   Interest funds, sequentially, as follows:
                                    (a) concurrently, (i) from interest
                                    collections related to the Group 1
                                    Mortgage Loans, to each of the Class 1-A
                                    Certificates, current and unpaid interest,
                                    pro rata based on their entitlements and
                                    (ii) from interest collections related to
                                    the Group 2 Mortgage Loans, to each class
                                    of Class 2-A Certificates, current and
                                    unpaid interest, pro rata based on their
                                    entitlements, then (b) current interest,
                                    sequentially, to the Subordinate
                                    Certificates;
                               2)   Principal funds, sequentially, as follows:
                                    (a) concurrently, (i) from principal
                                    collections related to the Group 1
                                    Mortgage Loans, to pay the Class 1-A
                                    Certificates (as described below under
                                    "Principal Paydown" and "Class 1-A
                                    Principal Distributions") and ii) from
                                    principal collections related to the Group
                                    2 Mortgage Loans, to pay the Class 2-A
                                    Certificates (as described below under
                                    "Principal Paydown" and "Class 2-A
                                    Principal Distributions" below), then (b)
                                    from any remaining principal funds related
                                    to all of the Mortgage Loans sequentially,
                                    to the Class M-1, Class M-2, Class M-3,
                                    Class M-4, Class M-5, Class M-6, Class
                                    M-7, Class M-8 and Class B Certificates,
                                    in that order;
                               3) Excess Cashflow, sequentially, as follows: as principal to the Senior Certificates and Subordinate Certificates to restore or maintain Overcollateralization, as described under "Overcollateralization
                                    Target;"
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------
                               4) Any remaining Excess Cashflow to pay any unpaid realized loss amounts on the Class 1-A-2 Certificates;
                               5) Any remaining Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts sequentially to the Class M-1, Class M-2, Class M-3, Class
                                    M-4, Class M-5, Class M-6, Class M-7,
                                    Class M-8 and Class B Certificates, in
                                    that order;
                               6)   Any remaining Excess Cashflow to pay
                                    related Net Rate Carryover remaining
                                    unpaid after application of amounts
                                    received under the related Corridor
                                    Contracts (as described above);
                               7)   To the Non-Offered Certificates, any
                                    remaining amount as described in the
                                    pooling and servicing agreement.

                               Excess Cashflow available to cover Net Rate
                               Carryover (after application of amounts
                               received under the Corridor Contracts) will generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

Principal Paydown:             Prior to the Stepdown Date or if a Trigger
                               Event is in effect on any Distribution Date,
                               (i) 100% of the available principal funds from Loan Group 1 will be paid to the Class 1-A
                               Certificates as described below under "Class
                               1-A Principal Distributions" and (ii) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-A Certificates as described below under "Class 2-A Principal
                               Distributions"; provided, however, that (x) if either (a) all of the Class 1-A Certificates or
                               (b) all of the Class 2-A Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Senior Certificates, and (y) if all of the Senior Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class
                               M-1, Class M-2, Class M-3, Class M-4, Class
                               M-5, Class M-6, Class M-7, Class M-8 and Class
                               B Certificates.

                               On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, each of the Class 1-A, Class 2-A and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 1 Mortgage Loans, to the Class 1-A Certificates (as described under "Class 1-A Principal Distribution") and (b) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-A Certificates (as described under "Class 2-A Principal Distribution"), in each case, such that the Senior Certificates in the aggregate will have 46.80% subordination, (ii) second, from remaining principal collections relating to the all of the Mortgage Loans, to the Class M-1 Certificates such that the Class M-1 Certificates will have 36.40% subordination,
                               (iii) third, from remaining principal
                               collections relating to all of the Mortgage
                               Loans, to the Class M-2 Certificates such that the Class M-2 Certificates will have 29.20% subordination, (iv) fourth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-3 Certificates such that the Class M-3 Certificates will have 24.90% subordination, (v) fifth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-4 Certificates such that the Class M-4 Certificates will have 21.10% subordination, (vi) sixth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-5 Certificates such that the Class M-5 Certificates will have 17.60% subordination,
                               (vii) seventh, from remaining principal
                               collections relating to all of the Mortgage
                               Loans, to the Class M-6 Certificates such that the Class M-6 Certificates will have 14.30% subordination, (viii) eighth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-7 Certificates such that the Class M-7 Certificates will have 11.40% subordination, (ix) ninth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-8 Certificates such that the Class M-8 Certificates will have 8.60% subordination and
                               (x) tenth, from remaining principal collections relating to all of the Mortgage Loans, to the Class B Certificates such that the Class B Certificates will have 6.00% subordination; each subject to the O/C Floor.
Class 1-A


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------


Principal Distributions:       Principal will be distributed to the Class
                               1-A-1 and Class 1-A-2 Certificates pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero; provided, however, if a Group 1 Sequential Trigger Event is in effect, then principal will be distributed to the Class 1-A-1 and Class 1-A-2
                               Certificates, sequentially, in that order, in each case until the certificate principal balance thereof is reduced to zero.

Class 2-A
Principal Distributions:       Principal distributed to the Class 2-A
                               Certificates will be applied sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
                               Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                               Notwithstanding the foregoing order of
                               priority, on any Distribution Date on which (x) the aggregate certificate principal balance of the Senior Certificates is greater than the sum of the aggregate principal balance of the Mortgage Loans and any amount on deposit in the Pre-Funding Account and (y) the aggregate certificate principal balance of the Class 2-A Certificates is greater than the sum of the aggregate principal balance of the Group 2 Mortgage Loans and any amount on deposit in the Pre-Funding Account in respect of Loan Group 2, any principal amounts to be distributed to the Class 2-A Certificates will be distributed concurrently to each class of Class 2-A Certificates, pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero, and not as described above.


     [Discount Margin Tables, Corridor Contract Schedule, Available Funds Schedules, and Collateral Tables to Follow]

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------
                          Discount Margin Tables (1)

Class 1-A-1 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.23%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     23        23         23         23        23
===============================================================================
 WAL (yr)                       4.19      2.82       2.01       1.41      1.20
 MDUR (yr)                      3.69      2.59       1.90       1.37      1.17
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Aug18      Feb14      Sep11     Jun08      Feb08
-------------------------------------------------------------------------------

Class 1-A-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.23%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     24        24         24         23        23
===============================================================================
 WAL (yr)                       4.49      3.05       2.18       1.41      1.20
 MDUR (yr)                      3.86      2.75       2.03       1.37      1.17
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Apr31      Sep24      Sep19     Jun08      Feb08
-------------------------------------------------------------------------------

Class 1-A-2 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.28%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     28        28         28         28        28
===============================================================================
 WAL (yr)                       4.19      2.82       2.01       1.41      1.20
 MDUR (yr)                      3.68      2.59       1.90       1.37      1.17
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Aug18      Feb14      Sep11     Jun08      Feb08
-------------------------------------------------------------------------------

Class 1-A-2 (To Maturity)
-------------------------------------------------------------------------------
 Margin                           0.28%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     29        30         30         28        28
===============================================================================
 WAL (yr)                       4.49      3.05       2.18       1.41      1.20
 MDUR (yr)                      3.86      2.75       2.02       1.37      1.17
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Apr31      Sep24      Sep19     Jun08      Feb08
-------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Class 2-A-1 (To Call)
-------------------------------------------------------------------------------
 Margin                           0.08%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     8          8          8         8          8
===============================================================================
 WAL (yr)                       1.39      0.99       0.77       0.64      0.55
 MDUR (yr)                      1.35      0.97       0.76       0.63      0.54
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Apr08      Jun07      Jan07     Sep06      Jun06
-------------------------------------------------------------------------------

Class 2-A-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.08%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     8          8          8         8          8
===============================================================================
 WAL (yr)                       1.39      0.99       0.77       0.64      0.55
 MDUR (yr)                      1.35      0.97       0.76       0.63      0.54
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Apr08      Jun07      Jan07     Sep06      Jun06
-------------------------------------------------------------------------------

Class 2-A-2 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.23%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     23        23         23         23        23
===============================================================================
 WAL (yr)                       5.52      3.68       2.51       1.93      1.60
 MDUR (yr)                      4.93      3.41       2.39       1.86      1.56
 First Prin Pay                Apr08      Jun07      Jan07     Sep06      Jun06
 Last Prin Pay                 Feb17      Feb13      Dec10     Mar08      Oct07
-------------------------------------------------------------------------------

Class 2-A-2 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.23%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     23        23         23         23        23
===============================================================================
 WAL (yr)                       5.52      3.68       2.51       1.93      1.60
 MDUR (yr)                      4.93      3.41       2.39       1.86      1.56
 First Prin Pay                Apr08      Jun07      Jan07     Sep06      Jun06
 Last Prin Pay                 Feb17      Feb13      Dec10     Mar08      Oct07
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------
Class 2-A-3 (To Call)
-------------------------------------------------------------------------------
Margin                           0.36%

-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     36        36         36         36        36
===============================================================================
 WAL (yr)                      12.97      8.53       6.14       2.85      2.47
 MDUR (yr)                     10.34      7.33       5.50       2.70      2.36
 First Prin Pay                Feb17      Feb13      Dec10     Mar08      Oct07
 Last Prin Pay                 Aug18      Feb14      Sep11     Jun08      Feb08
-------------------------------------------------------------------------------

Class 2-A-3 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.36%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     41        43         43         36        36
===============================================================================
 WAL (yr)                      16.37      11.10      8.03       2.85      2.47
 MDUR (yr)                     12.22      9.03       6.90       2.70      2.36
 First Prin Pay                Feb17      Feb13      Dec10     Mar08      Oct07
 Last Prin Pay                 Apr31      Sep24      Sep19     Jun08      Feb08
-------------------------------------------------------------------------------

Class M-1 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.47%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     47        47         47         47        47
===============================================================================
 WAL (yr)                       8.64      5.68       4.81       4.55      2.75
 MDUR (yr)                      7.24      5.05       4.38       4.18      2.61
 First Prin Pay                Jul09      Aug08      May09     Jun08      Feb08
 Last Prin Pay                 Aug18      Feb14      Sep11     Feb10      Apr08
-------------------------------------------------------------------------------

Class M-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.47%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     48        49         49         54        47
===============================================================================
 WAL (yr)                       9.51      6.33       5.28       6.85      2.75
 MDUR (yr)                      7.72      5.48       4.74       5.99      2.61
 First Prin Pay                Jul09      Aug08      May09     Jun08      Feb08
 Last Prin Pay                 Dec28      Mar22      Sep17     May16      Apr08
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Class M-2 (To Call)
-------------------------------------------------------------------------------
  Margin                         0.48%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
DM @ 100-00                      48        48         48         48        48
===============================================================================
WAL (yr)                        8.64      5.67       4.56       4.60      2.99
MDUR (yr)                       7.24      5.04       4.17       4.22      2.82
First Prin Pay                 Jul09      Aug08      Jan09     Oct09      Apr08
Last Prin Pay                  Aug18      Feb14      Sep11     Feb10      Jan09
-------------------------------------------------------------------------------

Class M-2 (To Maturity)
-------------------------------------------------------------------------------
  Margin                         0.48%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     49        50         50         50        50
===============================================================================
 WAL (yr)                       9.49      6.29       5.01       5.08      3.36
 MDUR (yr)                      7.71      5.45       4.51       4.60      3.12
 First Prin Pay                Jul09      Aug08      Jan09     Oct09      Apr08
 Last Prin Pay                 Jan28      May21      Jan17     Apr14      Dec13
-------------------------------------------------------------------------------

Class M-3 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.50%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     50        50         50         50        50
===============================================================================
 WAL (yr)                       8.64      5.67       4.46       4.25      3.58
 MDUR (yr)                      7.23      5.03       4.08       3.92      3.34
 First Prin Pay                Jul09      Aug08      Dec08     Jun09      Jan09
 Last Prin Pay                 Aug18      Feb14      Sep11     Feb10      Jan09
-------------------------------------------------------------------------------

Class M-3 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.50%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     51        52         52         52        60
===============================================================================
 WAL (yr)                       9.46      6.27       4.90       4.60      6.41
 MDUR (yr)                      7.69      5.44       4.41       4.20      5.67
 First Prin Pay                Jul09      Aug08      Dec08     Jun09      Nov10
 Last Prin Pay                 Feb27      Jul20      Jun16     Oct13      Mar13
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Class M-4 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.65%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     65        65         65         65        65
===============================================================================
 WAL (yr)                       8.64      5.66       4.40       4.04      3.58
 MDUR (yr)                      7.18      5.00       4.01       3.73      3.33
 First Prin Pay                Jul09      Jul08      Oct08     Mar09      Jan09
 Last Prin Pay                 Aug18      Feb14      Sep11     Feb10      Jan09
-------------------------------------------------------------------------------

Class M-4 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.65%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     67        67         67         67        74
===============================================================================
 WAL (yr)                       9.43      6.24       4.82       4.38      5.03
 MDUR (yr)                      7.61      5.39       4.32       3.99      4.55
 First Prin Pay                Jul09      Jul08      Oct08     Mar09      Jan10
 Last Prin Pay                 Jun26      Jan20      Jan16     Jul13      Sep11
-------------------------------------------------------------------------------

Class M-5 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.70%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     68         68        68         68         68
===============================================================================
 WAL (yr)                       8.64       5.66      4.36       3.90       3.58
 MDUR (yr)                      7.17       4.99      3.97       3.61       3.33
 First Prin Pay                 Jul09     Jul08      Sep08      Jan09     Jan09
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class M-5 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.70%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     70         70        70         70         74
===============================================================================
 WAL (yr)                       9.40       6.21      4.76       4.22       4.43
 MDUR (yr)                      7.58       5.36      4.27       3.86       4.05
 First Prin Pay                 Jul09     Jul08      Sep08      Jan09     Jul09
 Last Prin Pay                  Oct25     May19      Aug15      Feb13     Jun11
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Class M-6 (To Call)
-------------------------------------------------------------------------------
 Margin                           0.70%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     70         70        70         70         70
===============================================================================
 WAL (yr)                       8.64       5.66      4.33       3.79       3.58
 MDUR (yr)                      7.16       4.99      3.95       3.51       3.33
 First Prin Pay                 Jul09     Jul08      Sep08      Nov08     Jan09
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class M-6 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.70%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     72         72        72         72         74
===============================================================================
 WAL (yr)                       9.35       6.17      4.70       4.08       4.07
 MDUR (yr)                      7.55       5.33      4.22       3.74       3.75
 First Prin Pay                 Jul09     Jul08      Sep08      Nov08     Mar09
 Last Prin Pay                  Dec24     Oct18      Feb15      Oct12     Feb11
-------------------------------------------------------------------------------

Class M-7 (To Call)
-------------------------------------------------------------------------------
 Margin                           1.10%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     110       110        110        110       110
===============================================================================
 WAL (yr)                       8.64       5.66      4.31       3.72       3.57
 MDUR (yr)                      7.02       4.92      3.88       3.41       3.29
 First Prin Pay                 Jul09     Jul08      Aug08      Oct08     Dec08
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class M-7 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          1.10%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     112       113        113        113       113
===============================================================================
 WAL (yr)                       9.28       6.11      4.64       3.98       3.82
 MDUR (yr)                      7.35       5.22      4.12       3.61       3.50
 First Prin Pay                 Jul09     Jul08      Aug08      Oct08     Dec08
 Last Prin Pay                  Jan24     Jan18      Jul14      May12     Oct10
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Class M-8 (To Call)
-------------------------------------------------------------------------------
 Margin                          1.35%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     135       135        135        135       135
===============================================================================
 WAL (yr)                       8.64       5.66      4.30       3.66       3.46
 MDUR (yr)                      6.93       4.88      3.85       3.34       3.18
 First Prin Pay                 Jul09     Jul08      Aug08      Sep08     Oct08
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class M-8 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          1.35%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     137       138        138        138       138
===============================================================================
 WAL (yr)                       9.16       6.03      4.57       3.87       3.62
 MDUR (yr)                      7.21       5.12      4.04       3.51       3.31
 First Prin Pay                 Jul09     Jul08      Aug08      Sep08     Oct08
 Last Prin Pay                  Nov22     Mar17      Dec13      Nov11     May10
-------------------------------------------------------------------------------

Class B (To Call)
-------------------------------------------------------------------------------
 Margin                           1.75%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     175       175        175        175       175
===============================================================================
 WAL (yr)                       8.64       5.66      4.28       3.61       3.34
 MDUR (yr)                      6.80       4.81      3.79       3.27       3.05
 First Prin Pay                 Jul09     Jul08      Jul08      Aug08     Sep08
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class B(To Maturity)
-------------------------------------------------------------------------------
 Margin                           1.75%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     177       178        178        178       177
===============================================================================
 WAL (yr)                       8.97       5.89      4.44       3.74       3.44
 MDUR (yr)                      6.97       4.96      3.91       3.37       3.14
 First Prin Pay                 Jul09     Jul08      Jul08      Aug08     Sep08
 Last Prin Pay                  Jun21     Feb16      Mar13      Apr11     Dec09
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement